Loans	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Loans
NOTE 6 - LOANS
Composition of Loan Portfolio
The composition of the Company's loan portfolio at December 31 is shown in the following table:

(Dollars in millions)	2011	2010
Commercial loans:
Commercial & industrial	$49,538	$44,753
Commercial real estate	5,094	6,167
Commercial construction	1,240	2,568
Total commercial loans	55,872	53,488
Residential loans:
Residential mortgages - guaranteed	6,672	4,520
Residential mortgages - nonguaranteed[1]	23,243	23,959
Home equity products	15,765	16,751
Residential construction	980	1,291
Total residential loans	46,660	46,521
Consumer loans:
Guaranteed student loans	7,199	4,260
Other direct	2,059	1,722
Indirect	10,165	9,499
Credit cards	540	485
Total consumer loans	19,963	15,966
LHFI	$122,495	$115,975
LHFS	$2,353	$3,501
[1]Includes $431 million and $488 million of loans carried at fair value at December 31, 2011 and 2010, respectively.

As of December 31, 2011 and 2010, the Company had pledged $51.4 billion and $50.2 billion of net eligible loan collateral to support $34.8 billion and $31.2 billion in available borrowing capacity at either the Federal Reserve discount window or the FHLB of Atlanta, respectively. Of the available borrowing capacity, $7.0 billion and $34 million of FHLB advances were outstanding and $1.8 billion and $6.1 billion of undrawn FHLB letters of credit were outstanding as of December 31, 2011 and 2010, respectively.
During the years ended December 31, 2011 and 2010, the Company transferred $63 million and $213 million, respectively, in LHFS to LHFI. During the years ended December 31, 2011 and 2010, the Company transferred $754 million and $346 million, respectively, in LHFI to LHFS. Additionally, during the years ended December 31, 2011 and 2010, the Company sold $725 million and $740 million in loans and leases that had been held for investment at December 31, 2011 and 2010 for gains of $22 million and $6 million, respectively.

Credit Quality Evaluation
The Company evaluates the credit quality of its loan portfolio by employing a dual internal risk rating system, which assigns both PD and LGD ratings to derive expected losses. Assignment of PD and LGD ratings are predicated upon numerous factors, including consumer credit risk scores, rating agency information, borrower/guarantor financial capacity, LTV ratios, collateral type, debt service coverage ratios, collection experience, other internal metrics/analysis and qualitative assessments.
For the commercial portfolio, the Company believes that the most appropriate credit quality indicator is the individual loan’s risk assessment expressed according to regulatory agency classification, Pass or Criticized. The Company's risk rating system is granular, with multiple risk ratings in both the Pass and Criticized categories. Pass ratings reflect relatively low expectations of default. The granularity in Pass ratings assists in the establishment of pricing, loan structures, approval requirements, reserves and ongoing credit management requirements.
Criticized assets have a higher PD. The Company conforms to the following regulatory classifications for Criticized assets: Other Assets Especially Mentioned (or Special Mention), Adversely Classified, Doubtful, and Loss. However, for the purposes of disclosure, management believes the most meaningful distinction within the Criticized categories is between Accruing Criticized (which includes Special Mention and a portion of Adversely Classified) and Non-Performing (which includes a portion of Adversely Classified, Doubtful, and Loss). This distinction identifies those higher risk loans for which there is a basis to believe that the Company will collect all amounts due from those where full collection is less certain.
Risk ratings are refreshed at least annually, or more frequently as appropriate, based upon considerations such as market conditions, loan characteristics and portfolio trends. In addition, management routinely reviews portfolio risk ratings, trends and concentrations to support risk identification and mitigation activities.
For consumer and residential loans, the Company believes that consumer credit risk, as assessed by the FICO scoring method, is a relevant credit quality indicator. FICO scores are obtained at origination as part of the Company’s formal underwriting process, and refreshed FICO scores are obtained by the Company at least quarterly. However, for government guaranteed student loans, the Company monitors the credit quality based primarily on delinquency status, as it is a more relevant indicator of credit quality due to the government guarantee. As of December 31, 2011 and 2010, 79% and 77%, respectively, of the guaranteed student loan portfolio was current with respect to payments; however, the loss exposure to the Company was mitigated by the government guarantee.

LHFI by credit quality indicator at December 31 are shown in the tables below:

	Commercial & industrial		Commercial real estate		Commercial construction
(Dollars in millions)	2011	2010	2011	2010	2011	2010
Credit rating:
Pass	$47,683	$42,140	$3,845	$4,316	$581	$836
Criticized accruing	1,507	2,029	961	1,509	369	771
Criticized nonaccruing	348	584	288	342	290	961
Total	$49,538	$44,753	$5,094	$6,167	$1,240	$2,568

	Residential mortgages - nonguaranteed [2]		Home equity products		Residential construction
(Dollars in millions)	2011	2010	2011	2010	2011	2010
Current FICO score range:
700 and above	$16,139	$15,920	$11,084	$11,673	$661	$828
620 - 699	4,132	4,457	2,903	2,897	202	258
Below 620[1]	2,972	3,582	1,778	2,181	117	205
Total	$23,243	$23,959	$15,765	$16,751	$980	$1,291

	Consumer - other direct [3]		Consumer - indirect		Consumer - credit cards
(Dollars in millions)	2011	2010	2011	2010	2011	2010
Current FICO score range:
700 and above	$1,251	$973	$7,397	$6,780	$347	$258
620 - 699	273	231	1,990	1,799	142	149
Below 620[1]	86	105	778	920	51	78
Total	$1,610	$1,309	$10,165	$9,499	$540	$485

[1]For substantially all loans with refreshed FICO scores below 620, the borrower’s FICO score at the time of origination exceeded 620 but has since deteriorated as the loan has seasoned.
[2]Excludes $6.7 billion and $4.5 billion at December 31, 2011 and 2010, respectively, of guaranteed residential loans. At both December 31, 2011 and 2010, the majority of these loans had FICO scores of 700 and above.
[3]Excludes $449 million and $413 million as of December 31, 2011 and 2010, respectively, of private-label student loans with third party insurance. At December 31, 2011 and 2010, the majority of these loans had FICO scores of 700 and above.

The payment status for the LHFI portfolio as of December 31 is shown in the tables below:

	2011
(Dollars in millions)	Accruing Current	Accruing 30-89 Days Past Due	Accruing 90+ Days Past Due	Nonaccruing[2]	Total
Commercial loans:
Commercial & industrial	$49,098	$80	$12	$348	$49,538
Commercial real estate	4,797	9	—	288	5,094
Commercial construction	943	7	—	290	1,240
Total commercial loans	54,838	96	12	926	55,872
Residential loans:
Residential mortgages - guaranteed	5,394	176	1,102	—	6,672
Residential mortgages - nonguaranteed[1]	21,501	324	26	1,392	23,243
Home equity products	15,223	204	—	338	15,765
Residential construction	737	22	1	220	980
Total residential loans	42,855	726	1,129	1,950	46,660
Consumer loans:
Guaranteed student loans	5,690	640	869	—	7,199
Other direct	2,032	14	6	7	2,059
Indirect	10,074	66	5	20	10,165
Credit cards	526	7	7	—	540
Total consumer loans	18,322	727	887	27	19,963
Total LHFI	$116,015	$1,549	$2,028	$2,903	$122,495
[1]Includes $431 million of loans carried at fair value.
[2]Total nonaccruing loans past due 90 days or more totaled $2.3 billion. Nonaccruing loans past due fewer than 90 days include modified nonaccrual loans reported as TDRs.

	2010
(Dollars in millions)	Accruing Current	Accruing 30-89 Days Past Due	Accruing 90+ Days Past Due	Nonaccruing[2]	Total
Commercial loans:
Commercial & industrial	$44,046	$111	$12	$584	$44,753
Commercial real estate	5,794	27	4	342	6,167
Commercial construction	1,595	11	1	961	2,568
Total commercial loans	51,435	149	17	1,887	53,488
Residential loans:
Residential mortgages - guaranteed	3,469	167	884	—	4,520
Residential mortgages - nonguaranteed[1]	21,916	456	44	1,543	23,959
Home equity products	16,162	234	—	355	16,751
Residential construction	953	42	6	290	1,291
Total residential loans	42,500	899	934	2,188	46,521
Consumer loans:
Guaranteed student loans	3,281	383	596	—	4,260
Other direct	1,692	15	5	10	1,722
Indirect	9,400	74	—	25	9,499
Credit cards	460	12	13	—	485
Total consumer loans	14,833	484	614	35	15,966
Total LHFI	$108,768	$1,532	$1,565	$4,110	$115,975
[1]Includes $488 million of loans carried at fair value.
[2]Total nonaccruing loans past due 90 days or more totaled $3.3 billion. Nonaccruing loans past due fewer than 90 days include modified nonaccrual loans reported as TDRs.

Impaired Loans

A loan is considered impaired when it is probable that the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the agreement. Commercial nonaccrual loans greater than $4 million and certain consumer, residential, and commercial loans whose terms have been modified in a TDR are individually evaluated for impairment. Smaller-balance homogeneous loans that are collectively evaluated for impairment are not included in the following tables. Additionally, the tables below exclude guaranteed student loans and guaranteed residential mortgages for which there was nominal risk of principal loss.

	As of December 31, 2011			Year Ended December 31, 2011
(Dollars in millions)	Unpaid Principal Balance	Amortized Cost[1]	Related Allowance	Average Amortized Cost	Interest Income Recognized[2]
Impaired loans with no related allowance recorded:
Commercial loans:
Commercial & industrial	$93	$73	$—	$109	$3
Commercial real estate	58	50	—	56	1
Commercial construction	45	40	—	47	1
Total commercial loans	196	163	—	212	5
Impaired loans with an allowance recorded:
Commercial loans:
Commercial & industrial	76	67	9	68	1
Commercial real estate	111	82	15	103	2
Commercial construction	132	100	10	121	2
Total commercial loans	319	249	34	292	5
Residential loans:
Residential mortgages - nonguaranteed	2,797	2,405	293	2,451	88
Home equity products	553	515	86	528	23
Residential construction	246	221	26	229	8
Total residential loans	3,596	3,141	405	3,208	119
Consumer loans:
Other direct	12	12	1	13	1
Credit cards	27	27	8	26	2
Total consumer loans	39	39	9	39	3
Total impaired loans	$4,150	$3,592	$448	$3,751	$132
[1]Amortized cost reflects charge-offs that have been recognized plus other amounts that have been applied to reduce the net book balance.
2Of the interest income recognized for the year ended December 31, 2011, cash basis interest income was $25 million.

	As of December 31, 2010
(Dollars in millions)	Unpaid Principal Balance	Amortized Cost[1]	Related Allowance
Impaired loans with no related allowance recorded:
Commercial loans:
Commercial & industrial	$86	$67	$—
Commercial real estate	110	86	—
Commercial construction	67	52	—
Total commercial loans	263	205	—
Impaired loans with an allowance recorded:
Commercial loans:
Commercial & industrial	123	96	18
Commercial real estate	103	81	19
Commercial construction	673	524	138
Total commercial loans	899	701	175
Residential loans:
Residential mortgages - nonguaranteed	2,785	2,467	309
Home equity products	503	503	93
Residential construction	226	196	26
Total residential loans	3,514	3,166	428
Consumer loans:
Other direct	11	11	2
Total impaired loans	$4,687	$4,083	$605
[1]Amortized cost reflects charge-offs that have been recognized plus other amounts that have been applied to reduce net book balance.

Included in the impaired loan balances above were $2.6 billion and $2.5 billion of accruing TDRs at December 31, 2011 and 2010, respectively, of which 93% and 85% were current, respectively. See Note 1, “Significant Accounting Policies,” for further information regarding the Company’s loan impairment policy.

Nonperforming assets at December 31 are shown in the following table:

(Dollars in millions)	2011	2010
Nonaccrual/NPLs:
Commercial loans:
Commercial & industrial	$348	$584
Commercial real estate	288	342
Commercial construction	290	961
Residential loans:
Residential mortgages - nonguaranteed	1,392	1,543
Home equity products	338	355
Residential construction	220	290
Consumer loans:
Other direct	7	10
Indirect	20	25
Total nonaccrual/NPLs	2,903	4,110
OREO[1]	479	596
Other repossessed assets	10	52
Total nonperforming assets	$3,392	$4,758

[1]Does not include foreclosed real estate related to loans insured by the FHA or the VA. Proceeds due from the FHA and the VA are recorded as a receivable in other assets until the funds are received and the property is conveyed. The receivable amount related to proceeds due from the FHA or the VA totaled $132 million and $195 million at December 31, 2011 and 2010, respectively.
Restructured Loans
TDRs are loans in which the borrower is experiencing financial difficulty and the Company has granted an economic concession to the borrower that it would not otherwise consider. When loans are modified under the terms of a TDR, the Company typically offers the borrower an extension of the loan maturity date and/or a reduction in the original contractual interest rate. In certain limited situations, the Company may offer to restructure a commercial loan in a manner that ultimately results in the forgiveness of contractually specified principal balances.

As a result of adopting newly issued accounting guidance during 2011 that clarifies a creditor's determination of whether a restructuring is a TDR, the Company reassessed all loan restructurings that occurred between January 1, 2011 and June 30, 2011 for identification as TDRs. The reassessment resulted in the identification of $93 million of additional TDRs as of the adoption date of July 1, 2011. During the third quarter, these loans were evaluated for impairment and an incremental allowance of $4 million was recognized.
At December 31, 2011 and 2010, the Company had $5 million and $15 million, respectively, in commitments to lend additional funds to debtors owing receivables whose terms have been modified in a TDR.
The number and amortized cost of loans modified under the terms of a TDR during the year ended December 31, 2011, by type of modification, are shown in the following tables:

(Dollars in millions)	Number of Loans Modified	Principal Forgiveness[1]	Rate Modification[2]	Term Extension and/or Other Concessions	Total
Commercial loans:
Commercial & industrial	466	$26	$28	$47	$101
Commercial real estate	40	35	25	14	74
Commercial construction	49	20	8	77	105
Residential loans:
Residential mortgages - nonguaranteed	1,018	—	238	26	264
Home equity products	1,701	—	130	6	136
Residential construction	421	—	16	46	62
Consumer loans:
Other direct	80	—	—	4	4
Credit cards	2,336	—	13	—	13
Total TDRs	6,111	$81	$458	$220	$759
[1]Restructured loans which had forgiveness of amounts contractually due under the terms of the loan typically have had multiple concessions including rate modifications and/or term extensions. The total amount of charge-offs associated with principal forgiveness for the Commercial segment during the year ended December 31, 2011 was $14 million, substantially all of which related to Commercial construction. There was no principal forgiveness for Residential or Consumer loans during the year ended December 31, 2011.
[2]Restructured loans which had a modification of the loan's contractual interest rate may also have had an extension of the loan's contractual maturity date and/or other concessions. The financial effect of modifying the interest rate on the loans modified as a TDR was immaterial to the financial statements during the year ended December 31, 2011.

The preceding table represents loans modified under the terms of a TDR during the year ended December 31, 2011, whereas the following table represents loans modified as a TDR over a longer time period between January 1, 2010 and December 31, 2011 that became 90 days or more delinquent during the year ended December 31, 2011.

(Dollars in millions)	Number of Loans	Amortized Cost
Commercial loans:
Commercial & industrial	51	$10
Commercial real estate	10	17
Commercial construction	23	15
Residential loans:
Residential mortgages	271	75
Home equity products	127	13
Residential construction	25	3
Consumer loans:
Other direct	2	—
Credit cards	377	3
Total TDRs	886	$136

The majority of loans that were modified and subsequently became 90 days or more delinquent have remained on nonaccrual status since the time of modification.

Concentrations of Credit Risk
The Company does not have a significant concentration of risk to any individual client except for the U.S. government and its agencies. However, a geographic concentration arises because the Company operates primarily in the Southeastern and Mid-Atlantic regions of the U.S. The Company engages in limited international banking activities. The Company’s total cross-border outstanding loans were $630 million and $446 million at December 31, 2011 and 2010, respectively.
The major concentrations of credit risk for the Company arise by collateral type in relation to loans and credit commitments. The only significant concentration that exists is in loans secured by residential real estate. At December 31, 2011, the Company owned $46.7 billion in residential loans, representing 38% of total LHFI, and had $12.7 billion in commitments to extend credit on home equity lines and $7.8 billion in mortgage loan commitments. Of the residential loans owned at December 31, 2011, 14% were guaranteed by a federal agency or a GSE. At December 31, 2010, the Company owned $46.5 billion in residential real estate loans, representing 40% of total LHFI, and had $13.6 billion in commitments to extend credit on home equity lines and $9.2 billion in mortgage loan commitments. Of the residential loans owned at December 31, 2010, 10% were guaranteed by a federal agency or a GSE.
Included in the residential mortgage portfolio were $14.7 billion and $16.1 billion of mortgage loans at December 31, 2011 and 2010, respectively, that included terms such as an interest only feature, a high LTV ratio, or a junior lien position that may increase the Company’s exposure to credit risk and result in a concentration of credit risk. Of these mortgage loans, $9.4 billion and $11.0 billion were interest only loans, primarily with a ten year interest only period. Approximately $1.9 billion of those interest only loans as of December 31, 2011 and $2.2 billion as of December 31, 2010, were loans with no mortgage insurance and were either first liens with combined original LTV ratios in excess of 80% or were junior liens. Additionally, the Company owned approximately $5.3 billion and $5.0 billion of amortizing loans with no mortgage insurance as of December 31, 2011 and 2010, respectively, comprised of first liens with combined original LTV ratios in excess of 80% and junior liens. Despite changes in underwriting guidelines that have curtailed the origination of high LTV loans, the balances of such loans with no mortgage insurance have increased as the benefits of mortgage insurance covering certain junior lien mortgage loans have been exhausted, resulting in the loans effectively no longer being insured.